
          NUMBER                                                                                              SHARES

       VMI

        COMMON STOCK                               [LOGO]                                                  COMMON STOCK

                                            VALLEY MEDIA, INC.                                  SEE REVERSE FOR CERTAIN DEFINITIONS

                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                              CUSIP 91972C 10 6

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                                            VALLEY MEDIA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


         /s/ J. Randolph Cerf                                                              /s/ Robert R. Cain
SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER         [SEAL]                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
AND SECRETARY


COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
             TRANSFER AGENT AND REGISTRAR
BY

              AUTHORIZED SIGNATURE


   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -- as tenants in common              UNIF GIFT MIN ACT    --  ......................... Custodian .......................
 TEN ENT  -- as tenants by the entireties                                        (Cust)                               (Minor)
 JT TEN   -- as joint tenants with right of                             under Uniform Gifts to Minors
              survivorship and not as tenants                           Act........................................................
              in common                                                                              (State)
                                               UNIF TRF MIN ACT     --  ................. Custodian (until age ...................)
                                                                             (Cust)
                                                                        ............................ under Uniform Transfers
                                                                                   (Minor)
                                                                        to Minors Act.............................................
                                                                                                          (State)


            Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,______________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

___________________________________________________________________________________________________________________________________
                             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________________________


                                                                 __________________________________________________________________
                                                                 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                        NOTICE:  WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_______________________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
